SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): February 14, 2005

                                         HERITAGE SCHOLASTIC CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            NEVADA                      0-49998              33-0675154
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)


                                  P.O Box 10591
                             Portland, Oregon 97296
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (503) 236-7171
                            (ISSUER TELEPHONE NUMBER)


INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)  Previous Independent Auditors:

     (i) Effective February 14, 2005, Nation Smith Hermes Diamond, P.C. ("Nation Smith") resigned as independent auditor for the Company due to a change in control of the Company. On February 15, 2005, the Company engaged Webb & Company, PA ("Webb") as its principal independent accountant. This decision to engage Webb was ratified by the majority approval of the Board of Directors of the Company.

     (ii) Management of Heritage Scholastic Corporation is unaware of any disagreements with Nation Smith related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Nation Smith's resignation on February 14, 2005, there has been no disagreement between the Company and Nation Smith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Nation Smith would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Nation Smith's audit report on the financial statements for the year ended June 30, 2004 was modified for an uncertainty as to the Company's ability to continue as a going concern. Nation Smith's audit report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     (iv) In connection with its audits for the two most recent fiscal years and review of financial statements through February 14, 2005, there have been no disagreements with Nation Smith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Nation Smith would have caused them to make reference thereto in their report on the financial statements.

     (v) During the two most recent fiscal years and the interim period subsequent to February 14, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

     (vi) The Company requested that Nation Smith furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)  New Independent Accountants:

     (i) The Company engaged, Webb & Company, PA, Boynton Beach, Florida, as its new independent auditors as of February 15, 2005. Prior to such date, the Company, did not consult with Webb & Company, PA regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Webb & Company, PA or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired:

          None

     (b)  Exhibits

NUMBER          EXHIBIT
------          ------------------------------------------------------
23.1            Letter from Nation Smith Hermes Diamond

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HERITAGE SCHOLASTIC CORPORATION

                                         By: /s/  KATRINA CLEBURN
                                         ---------------------------
                                                  Katrina Cleburn
                                                  President

February 16, 2005